GOODWILL	12 Months Ended
Dec. 31, 2022
GOODWILL
GOODWILL

8 Goodwill

Accounting policy

Goodwill is not amortised but is reviewed for impairment annually. Goodwill is allocated to the cash-generating unit (CGU) that is expected to benefit from the acquisition. The goodwill is tested annually for impairment by comparing the recoverable amount to the carrying value of the CGUs. The CGUs identified by management are at the aggregated product franchise levels of Orthopaedics, Sports Medicine & ENT and Advanced Wound Management, in the way the core assets are used to generate cash flows.

If the recoverable amount of the CGU is less than its carrying amount then an impairment loss is determined to have occurred. Any impairment losses that arise are recognised immediately in the income statement and are allocated first to reduce the carrying amount of goodwill and then to the carrying amounts of the other assets of the CGU.

In carrying out impairment reviews of goodwill, a number of significant assumptions have to be made when preparing cash flow projections. These include the future rate of market growth, discount rates, the market demand for the products acquired, the future profitability of acquired businesses or products, levels of reimbursement and success in obtaining regulatory approvals. If actual results should differ, or changes in expectations arise, impairment charges may be required which would adversely impact operating results.

		2022	2021
	Notes	$ million	$ million
Cost and net book value
At 1 January		2,989	2,928
Exchange adjustment		(42)	(35)
Acquisitions	21	84	96
At 31 December		3,031	2,989

Management has identified four CGUs in applying the provisions of IAS 36 Impairment of Assets: Orthopaedics, Sports Medicine & ENT, Advanced Wound Care & Devices and Bioactives.

For the purpose of goodwill impairment testing, the Advanced Wound Care & Devices and Bioactives CGUs have been aggregated (Advanced Wound Management), as this is the level at which goodwill is monitored and level at which the economic benefits relating to the goodwill within these CGUs is realised.

Goodwill is allocated to the Group’s CGUs as follows:

	2022	2021
	$ million	$ million
Orthopaedics	953	897
Sports Medicine & ENT	1,455	1,457
Advanced Wound Management	623	635
	3,031	2,989

Impairment reviews were performed as of September 2022 and September 2021 by comparing the recoverable amount of each CGU with its carrying amount, including goodwill. These were updated during December, taking into account any significant events that occurred between September and December.

The current challenging economic environment, including inflation, was considered in the goodwill impairment reviews and recoverable amounts were based on cash flow projections using the Group’s base case scenario in its going concern models. Additionally, severe downside sensitivity analyses have been undertaken on the base case scenario. Although the headroom for the Orthopaedics CGU has decreased and is sensitive to a reasonably possible change in assumptions, no impairment was identified as a result of the impairment reviews and sensitivity analyses undertaken.

Group financial statements continued

Notes to the Group accounts continued

8 Goodwill continued

For each CGU, the recoverable amounts are based on value-in-use which is calculated from pre-tax cash flow projections for three years using data from the Group’s budget and strategic planning process, the results of which are reviewed and approved by the Board. These projections were extrapolated for a further two years to reflect expected growth in the CGUs above the terminal growth rate which is based on long term GDP growth. The initial three-year period is in line with the Group’s strategic planning process. In determining the growth rates used in the calculations of the value-in-use, management considered annual revenue growth. Projections are based on anticipated volume and value growth in the markets served by the Group and assumptions as to market share movements. Each year the projections for the previous year are compared to actual results and variances are factored into the assumptions used in the current year.

The discount rates used in the value-in-use calculations reflect management’s assessment of risks specific to the assets of each CGU. The discount rates are calculated using the weighted average cost of capital which includes a risk-free rate, based on government bond yields, and an equity risk premium specifically adjusted to the medical technology industry.

8.1 Orthopaedics CGU

The cash flows used in the value-in-use calculation for the Orthopaedics CGU, which includes the Reconstruction and Trauma businesses, reflects management’s distinctive orthopaedic reconstruction strategy, which combines cutting-edge innovation, disruptive business models and a strong Emerging Markets platform to drive our performance.

The headroom for the Orthopaedics CGU has decreased from $1.1bn in the prior year to $0.6bn in the current year, primarily due to higher input inflation and supply chain challenges. Revenue is expected to grow above market growth rates due to new product launches and improved commercial execution. The trading profit margin is expected to grow over the five-year period as a result of revenue growth as well as productivity and efficiency improvements related to the 12-point plan. The average growth rate used to extrapolate the cash flows beyond the five-year period (2021: three-year period) in calculating the terminal value is 2.0% (2021: 2.0%). The pre-tax discount rate used in the Orthopaedics CGU value-in-use calculation reflects the geographical mix and is 10.1% (2021: 9.5%).

8.2 Sports Medicine & ENT CGU

The value-in-use calculation for the Sports Medicine & ENT CGU reflects growth rates and cash flows consistent with management’s strategy to rebalance Smith+Nephew towards higher growth areas such as Sports Medicine.

The weighted average growth rate used to extrapolate the cash flows beyond the five-year period (2021: three-year period) in calculating the terminal value is 2.0% (2021: 2.0%). The pre-tax discount rate used in the Sports Medicine & ENT CGU value-in-use calculation reflects the geographical mix of the revenues and is 10.1% (2021: 9.5%).

8.3 Advanced Wound Management CGU

The aggregated Advanced Wound Management CGU comprises the Advanced Wound Care & Devices and Bioactives CGUs.

In performing the value-in-use calculation for this combined CGU, management considered the Group’s focus across the wound product franchises, focusing on widening access to the customer, the higher added value sectors of healing chronic wounds and tissue repair using bioactives, and by continuing to improve efficiency.

The weighted average growth rate used to extrapolate the cash flows beyond the five-year period (2021: three-year period) in calculating the terminal value is 2.0% (2021: 2.0%). The pre-tax discount rate used in the Advanced Wound Management CGU value-in-use calculation reflects the geographical mix and industry sector and is 10.1% (2021: 9.5%).

8.4 Sensitivity to changes in assumptions used in value-in-use calculations

Management have performed a sensitivity analysis of the value-in-use calculations for the identified CGUs and there was no impact on the reported amounts of goodwill as a result of this review for the Sports Medicine & ENT and Advanced Wound Management CGUs. The calculation of value-in-use for the Orthopaedics CGU is sensitive to reasonably possible changes in assumptions. Management’s consideration of these sensitivities is set out below:

Revenue and trading profit margin – management has considered the impact of a decrease in the trading profit margin. This sensitivity analysis shows that for the recoverable amount of the Orthopaedics CGU to be less than its carrying value, the trading profit margin would have to decrease by more than 330 basis points.